HRE PROPERTIES, INC.

                                       and

                              THE BANK OF NEW YORK

                                 as Rights Agent





                                   ----------


                                Rights Agreement

                           Dated as of March 12, 1997

                                      INDEX


                                                                                                               Page
                                                                                                               ----


SECTION 1.               CERTAIN DEFINITIONS....................................................................  2

SECTION 2.               APPOINTMENT OF RIGHTS AGENT............................................................  6

SECTION 3.               ISSUE OF RIGHT CERTIFICATES............................................................  6

SECTION 4.               FORM OF RIGHT CERTIFICATES.............................................................  7

SECTION 5.               COUNTERSIGNATURE AND REGISTRATION......................................................  8

SECTION 6.               TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF
                         RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR
                         STOLEN RIGHT CERTIFICATES..............................................................  9

SECTION 7.               EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION
                         DATE OF RIGHTS......................................................................... 10

SECTION 8.               CANCELLATION AND DESTRUCTION OF RIGHT
                         CERTIFICATES........................................................................... 11

SECTION 9.               RESERVATION AND AVAILABILITY OF SHARES;
                         COVENANTS.............................................................................. 12

SECTION 10.              PREFERRED SHARES RECORD DATE; ETC...................................................... 13

SECTION 11.              ANTIDILUTION ADJUSTMENTS............................................................... 14

SECTION 12.              CERTIFICATE OF ADJUSTMENTS............................................................. 22

SECTION 13.              CONSOLIDATION, MERGER OR SALE OR TRANSFER OF
                         ASSETS OR EARNING POWER................................................................ 23

SECTION 14.              FRACTIONAL RIGHTS AND FRACTIONAL SHARES................................................ 25

SECTION 15.              RIGHTS OF ACTION....................................................................... 26




                                       -i-



SECTION 16.              AGREEMENT OF RIGHT HOLDERS............................................................. 26

SECTION 17.              RIGHT CERTIFICATE HOLDER NOT DEEMED A
                         SHAREHOLDER............................................................................ 27

SECTION 18.              CONCERNING THE RIGHTS AGENT............................................................ 27

SECTION 19.              MERGER OR CONSOLIDATION OR CHANGE OF NAME OF
                         RIGHTS AGENT........................................................................... 28

SECTION 20.              DUTIES OF RIGHTS AGENT................................................................. 28

SECTION 21.              CHANGE OF RIGHTS AGENT................................................................. 31

SECTION 22.              ISSUANCE OF NEW RIGHT CERTIFICATES..................................................... 32

SECTION 23.              REDEMPTION AND TERMINATION............................................................. 32

SECTION 24.              NOTICE OF PROPOSED ACTIONS............................................................. 33

SECTION 25.              NOTICES................................................................................ 34

SECTION 26.              SUPPLEMENTS AND AMENDMENTS............................................................. 34

SECTION 27.              SUCCESSORS............................................................................. 35

SECTION 28.              DETERMINATION AND ACTIONS BY THE DIRECTORS;
                         ETC.................................................................................... 35

SECTION 29.              BENEFITS OF THIS AGREEMENT............................................................. 36

SECTION 30.              GOVERNING LAW.......................................................................... 36

SECTION 31.              COUNTERPARTS........................................................................... 36

SECTION 32.              DESCRIPTIVE HEADINGS................................................................... 36

SECTION 33.              SEVERABILITY........................................................................... 36


EXHIBIT A -              ARTICLES SUPPLEMENTARY .................................................................A1

EXHIBIT B -              FORM OF RIGHTS CERTIFICATE..............................................................B1


                                RIGHTS AGREEMENT
                                ----------------


         Agreement, dated as of March 12, 1997, between HRE Properties, Inc., a Maryland corporation (the "Corporation"), and The Bank of New York, a New York banking corporation (the "Rights Agent").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, HRE Properties, a Massachusetts business trust (the "Trust"), previously entered into a rights agreement dated as of October 28, 1988, as amended (the "Original Rights Agreement"), with the First National Bank of Boston, as rights agent (the "Original Rights Agent"), pursuant to which rights (collectively, the "Rights," and individually a "Right") to purchase one one-hundredth of a share of the Trust's Series A Participating Preferred Shares were issued in respect of, and are currently evidenced by the certificates representing, the Common Shares of the Trust (the "Trust Common Shares"); and

         WHEREAS, pursuant to a Plan of Reorganization dated as of December 30, 1996 (the "Plan of Reorganization") between the Corporation and the Trust, the Trust will be merged (the "Merger") with and into the Corporation, the separate existence of the Trust will cease, the Corporation will be the surviving entity in the Merger and each issued and outstanding Trust Common Share will be converted into one share of Common Stock, par value $.01 per share, of the Corporation (the "Common Shares"); and

         WHEREAS, as a condition to the consummation of the Merger, the Corporation and the Trust are required to take such action as may be necessary to provide that all rights of shareholders of the Trust under the Original Rights Agreement to acquire capital stock or other securities or properties of the Trust will become, as of the effective time of the Merger, substantially identical rights to acquire capital stock or other securities or properties of the Corporation on substantially identical terms and conditions as set forth in the Original Rights Agreement; and

         WHEREAS, as the surviving entity in the Merger, the Corporation will, by operation of law, succeed to all of the rights, powers, and property of the Trust and will, by operation of law, become liable for all of the liabilities, debts and obligations of the Trust, including the rights and obligations of the Trust under the Original Rights Agreement; and

         WHEREAS, in furtherance of the foregoing, the Corporation desires to amend and restate the Original Rights Agreement as set forth herein, effective as of the effective time of the Merger, to provide that each Right to purchase one one-hundredth of a share of the Trust's Series A Participating Preferred Shares or such other securities or properties of the Trust on the terms and subject to the provisions of the Original Rights Agreement shall become and represent, effective as of the effective time of the Merger, the right to purchase one one-hundredth of a share of the Corporation's Series A Participating Preferred Shares or such other securities or properties of the Corporation on the terms and conditions set forth in this Agreement and that each share of Common

Stock outstanding at the close of business on the date of the effective time of the Merger shall include and represent one such Right; and

         WHEREAS, on the date hereof (the "Declaration Date") the Directors of the Corporation have authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Sections 11(i) or 11(o) hereof) for every Common Share of the Corporation issued between the Declaration Date and the Distribution Date; and

         WHEREAS, the Original Rights Agent has resigned as rights agent under the Original Rights Agreement effective as of the effective time of the Merger and the Rights Agent desires to become the rights agent under this Agreement effective as of the effective time of the Merger.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1.               CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings indicated:

         (a) The term "Acquiring Person" shall mean any Person who or which, together with all Affiliates of such Person, shall be the Beneficial Owner of 25% or more of the outstanding Common Shares; provided, however, that none of the Corporation, any Wholly Owned Subsidiary of the Corporation, or any employee benefit plan of the Corporation, or any trustee of, or member of a committee having voting or investment power over Common Shares held by any employee benefit plan of the Corporation acting in such capacity, shall be an "Acquiring Person" for any purpose of this Agreement.

         (b) The term "Affiliate," with respect to any Person, shall mean any other Person who is, or would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule is in effect on the Declaration Date.

         (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

              (i) which such Person or any of such Person's Affiliates has "beneficial ownership" of within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act (or any successor rule);

              (ii) which such Person or any of such Person's Affiliates has (A) the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion, exchange or other rights (other than the Rights), warrants or options, or otherwise; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); or

              (iii) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate of such Person with which such Person or any of such Person's Affiliates has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except as provided in clause (B) below) or disposing of any securities of the Corporation.

For purposes of this subsection (c), a Person shall not be deemed the "Beneficial Owner" of or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or such Person's Affiliates until such tendered securities are accepted for purchase or exchange, (B) any security that is the subject of any agreement, arrangement or understanding which (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report).

         (d) The term "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obliged by law or executive order to close.

         (e) The term "close of business" on any day shall mean 5:00 P.M., New York City time, on such day; provided, however, that if such day is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

         (f) The term "Common Shares" shall mean the shares of Common Stock, par value $.01 per share, of the Corporation.

         (g) The term "Common Stock" when used with respect to any Person other than the Corporation shall mean the capital stock with the greatest voting power or the equity securities or other equity interests having the power to control or direct the management and affairs of such Person, or if such Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person and which has outstanding such Common Stock (or other equity securities).

         (h) The term "Common Share Event" shall mean the occurrence of any event described in (I) Section 11(a)(ii) hereof or (II) clauses (a), (b) or (c) of the first sentence of Section 13 hereof.

         (i) The term "Continuing Director" shall mean any director of the Corporation who (i) is not an Acquiring Person or an Affiliate of an Acquiring Person and (ii) either was (A) a member of the Directors of the Corporation on the Declaration Date or (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination.

         (j) The term "Declaration Date" shall mean March 12, 1997.

         (k) The term "Disqualified Transferee" shall mean any Person who is a transferee of any Rights from an Acquiring Person or an Affiliate of an Acquiring Person and becomes such a transferee (x) after the occurrence of a Common Share Event or (y) prior to or concurrently with the Acquiring Person becoming such and received such Rights pursuant to a transfer (whether or not for value) (A) from the Acquiring Person to holders of its Common Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) which a majority of the Continuing Directors then in office determine is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof.

         (l) The term "Distribution Date" shall mean the Close of Business on the date which is the earlier of the tenth Business Day following (x) the Share Acquisition Date or (y) the Offer Commencement Date.

         (m) The term "Offer Commencement Date" shall mean the date of the commencement of a tender or exchange offer by any Person, other than the Corporation, a Wholly Owned Subsidiary of the Corporation or any employee benefit plan of the Corporation or of a Wholly Owned Subsidiary of the Corporation if, upon consummation thereof, the Person and Affiliates thereof would be the Beneficial Owner of 30% or more of the then outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights).

         (n) The term "Person" shall mean a corporation, association, partnership, joint venture, trust, organization, business, limited liability company, individual or government or any governmental agency or political subdivision thereof, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act.

         (o) The term "Preferred Shares" shall mean the Series A Participating Preferred Shares, par value $.01 per share, of the Corporation, having the rights and preferences set forth in the form of the Articles Supplementary attached hereto as Exhibit A.

         (p) The term "Share Acquisition Date" shall mean the first date of public announcement by the Corporation or an Acquiring Person (or an Affiliate thereof) that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public).

         (q) The term "Subsidiary" shall mean any person of which the Corporation (or other specified parent) now or hereafter shall directly, or indirectly through a Subsidiary or Subsidiaries, at the time own at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, or hold at least a majority of partnership or similar interests, or be a general partner. The term "Wholly Owned
Subsidiary" shall mean any Subsidiary of which all of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally other than directors' qualifying shares, is owned by the Corporation (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

         (r) The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

         Term                                  Definition


         "Act"                                 Section 9(e)
         "Closing Price"                       Section 11(d)
         "Common Share Equivalents"            Section 11(a)(iii)
         "Corporation"                         Preamble
         "current market price"                Section 11(d)
         "Current Value"                       Section 11(a)(iii)
         "Declaration Date"                    Preamble; Section 1(j)
         "Equivalent Preferred Share"          Section 11(b)
         "Excess Amount"                       Section 11(a)(iii)
         "Exchange Act"                        Section l(b)
         "Expiration Date"                     Section 7(a)
         "Officers' Certificate"               Section 20(b)
         "Other Consideration"                 Section 6(a)
         "Purchase Price"                      Section 4(a)
         "Redemption Price"                    Section 23
         "Right Certificate"                   Section 3(a)
         "Rights"                              Preamble
         "Rights Agent"                        Preamble; Section 21
         "Substitution Period"                 Section 11(a)(iii)
         "Trading Day"                         Section 11(d)
         "Trust"                               Preamble




SECTION 2.               APPOINTMENT OF RIGHTS AGENT.

         The Corporation hereby appoints the Rights Agent to act as agent for the Corporation, and the Rights Agent hereby accepts such appointment upon the terms and conditions hereof. With the consent of the Rights Agent, the Corporation may from time to time appoint such Co- Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

SECTION 3.               ISSUE OF RIGHT CERTIFICATES.

         (a) The Corporation hereby expressly affirms the succession by the Corporation to all of the Trust's rights, powers and obligations under the Original Rights Agreement, as amended and restated in this Agreement, and all Rights issued under the Original Rights Agreement are hereby expressly affirmed by the Corporation as representing rights to purchase Preferred Shares of the Corporation (or such other securities or property) on the terms and conditions set forth in this Agreement. Until the Distribution Date (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Shares registered in the names of the holders of the Common Shares (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate Right Certificates and (ii) the
Rights will be transferable only in connection with the transfer of the associated Common Shares. The Corporation shall give the Rights Agent prompt written notice of the Distribution Date. As soon as practicable after the Distribution Date, and receipt of written notice of the Distribution Date from the Corporation, the Rights Agent will, at the Corporation's expense, send, by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the register of shares of the Corporation, a right certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing that number of Rights to which such holder is entitled in accordance with the provisions of this Agreement. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Sections 11(i) or 11(o) hereof, at the time of distribution of the Right Certificates the Corporation shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 23 hereof.

         (b) Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any of the certificates representing Common Shares outstanding on the Declaration Date shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.


         (c) Rights shall be issued in respect of all Common Shares issued after the Declaration Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates representing such Common Shares and certificates issued on transfer of Common Shares after the Declaration Date but prior to the earlier to occur of the dates mentioned in the preceding sentence shall be deemed also to be certificates for the associated Rights, and shall bear the following legend (or a legend substantially in the form thereof):

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the issuer and The Bank of New York, as Rights Agent (the "Rights Agent"), dated as of March 12, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the issuer and the designated office of Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or any Affiliate thereof (as each such term is defined in the Rights Agreement), whether currently held by or on behalf of such Person or by certain subsequent holders, may become null and void.


With respect to certificates representing Common Shares (whether or not such certificates include the foregoing legend) until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

         (d) In addition, the Corporation agrees to issue one Right (as such number may be adjusted in accordance with Sections 11(c) or 11(n) hereof) in conjunction with the issuance of any Common Shares reserved for issuance on the Distribution Date and issued (i) on or after the Distribution Date and (ii) prior to the Expiration Date (such Rights to be issued to the Person to whom such Common Shares are issued).

SECTION 4.               FORM OF RIGHT CERTIFICATES.

         (a) The Right Certificates (and the form of assignment and the form of election to purchase and certificate to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to timebe listed, or to conform to usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Declaration Date, show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at a price of $65.00 per each one-hundredth of a share (the "Purchase Price"), but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

         (b) Any Right Certificate issued pursuant to Sections 3(a) or 22 hereof that represents Rights beneficially owned by (i) any Acquiring Person or Affiliate of an Acquiring Person or (ii) any Disqualified Transferee, and any other Right Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any such Right Certificate shall contain (to the extent feasible) the following legend:

         The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in
         Section 7(e) of the Rights Agreement.

         The Corporation shall instruct the Rights Agent in writing of the Rights which should be so legended and shall supply the Rights Agent with such legended Right Certificates.

SECTION 5.               COUNTERSIGNATURE AND REGISTRATION.

         The Right Certificates shall be executed on behalf of the Corporation by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the
Corporation's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Corporation, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Corporation who shall have signed any of the Right Certificates shall cease to be such officer of the Corporation before countersignature by the Rights Agent and issuance and delivery by the Corporation, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Corporation; and any Right Certificate may be signed on behalf of the Corporation by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Corporation to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

         Following the Distribution Date, the Rights Agent will keep or cause to be kept, at that office of the Rights Agent designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of countersignature thereof by the Rights Agent.

SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.

         (a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share (or, following a Common Share Event, Common Shares and/or such other securities, cash or other property as shall be issuable in respect of the Rights in accordance with the terms of this Agreement (such other securities, cash or other property being referred to herein as "Other Consideration")), as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged with the form of assignment and certificate appropriately completed and executed, at the office of the Rights Agent designated for such purpose. Thereupon, subject to Sections 4(b) and 7(e) hereof, the Corporation shall execute and the Rights Agent countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Corporation may require payment by the holders of Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates which the Corporation is not required to pay in accordance with
Section 9(d) hereof.

         (b) Upon receipt by the Corporation and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, in case of mutilation, upon surrender to the Rights Agent and cancellation of the mutilated Right Certificate and, in any case, upon reimbursement to the Corporation and the Rights Agent of all reasonable expenses incidental thereto, the Corporation will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 7.               EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF
                         RIGHTS.

         (a) Except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and prior to the earliest of
(i) the close of business on November 13, 1998 (which date may be extended Pursuant to Section 26) or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such earlier time being herein referred to as the "Expiration Date"). At the Expiration Date, all rights will be extinguished and all Right Certificates shall become null and void. To exercise Rights, the registered holder of the Right Certificate evidencing such Rights shall surrender such Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment in cash, or by certified check or bank check, of the Purchase Price with respect to the total number of one one-hundredths of a Preferred Share (or, after a Common Share Event, Common Share and/or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9(d) hereof). The Rights Agent shall promptly deliver to the Corporation all payments of the Purchase Price received in respect of Right Certificates accepted for exercise.

         (b) The Purchase Price for each one-hundredth of a Preferred Share issuable pursuant to the exercise of a Right shall initially be $65, shall be subject to adjustment as provided in Section 11 hereof and shall be payable in lawful money of the United States of America.

         (c) Upon receipt of a Right Certificate representing the Rights, with the form of election to purchase and certificate set forth on the reverse side thereof duly executed, accompanied by payment of the Purchase Price and an amount equal to any applicable transfer tax or evidence satisfactory to the Corporation of payment of such tax, the Rights Agent, subject to Section 7(e),
Section 11(a)(iii) and Section 20(k) hereof, shall thereupon promptly (i) if prior to a Common Share Event, requisition from any transfer agent of the Preferred Shares (or from the Corporation if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of one one-hundredths of a Preferred Share to be purchased and the Corporation hereby irrevocably authorizes such transfer agent to comply with any such request, or if after a Common Share Event, requisition from the appropriate person required to issue or deliver the Common Shares or Other Consideration issuable pursuant to Section 11(a)(ii) or Section 13 certificates evidencing, or other evidence of, such Common Shares or Other Consideration, (ii) after receipt of such certificates or Other Consideration, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iii) when appropriate, requisition from the Corporation or other appropriate Person the amount of cash to be paid in lieu of issuance of a fractional share in accordance with Section 14 hereof and after receipt promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. After the occurrence of a Common Share Event, the Corporation will make all necessary arrangements so that the Common Shares and/or Other Consideration then deliverable in respect of the Rights are available for distribution by the Rights Agent. For purposes of this Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers' Certificate from the Corporation to the effect that the Distribution Date has occurred.

         (d) Subject to Sections 4(b), 7(e) and 14 hereof, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Corporation to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns.

         (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Common Share Event, any Rights beneficially owned by (i) an Acquiring Person, (ii) an Affiliate of an Acquiring Person or
(iii) a Disqualified Transferee shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Corporation shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates or Disqualified Transferees hereunder.

         (f) Notwithstanding anything in this Agreement or any Right Certificate to the contrary, neither the Rights Agent nor the Corporation shall be obligated to undertake any action with respect to a registered holder of any Right Certificate upon the occurrence of any purported exercise thereof unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right
Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates thereof as the Corporation shall reasonably request.

SECTION 8.               CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.

         All Right Certificates surrendered for the purpose of and accepted for exercise, or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Corporation or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Rights Agent shall deliver all cancelled Right Certificates to the Corporation.

SECTION 9.               RESERVATION AND AVAILABILITY OF SHARES; COVENANTS.

         (a) The Corporation covenants and agrees as long as any of the Rights are outstanding, it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (or, following the occurrence of a Common Share Event, out of its authorized and unissued shares or similar units of Common Shares and/or other securities, or out of its authorized and issued securities held in its treasury), the number of Preferred Shares (or, following the occurrence of a Common Share Event, shares or units of Common Shares and/or other securities) that, except as provided in Section 11(a)(ii) hereof, would then be sufficient to permit the exercise in full of all outstanding Rights.

         (b) The Corporation covenants and agrees that on and after the Distribution Date so long as the Preferred Shares (or, following the occurrence of a Common Share Event, the Common Shares or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange, the Corporation shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         (c) The Corporation covenants and agrees that it will take all such action as may be necessary to ensure that each one one-hundredth of a Preferred Share (or, following the occurrence of a Common Share Event, each share and/or similar unit of Common Shares or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (or units), subject to payment of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

         (d) The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or, following the occurrence of a Common Share Event, any shares and/or similar units of Common Shares or other securities) upon the exercise of Rights; provided, however, that the Corporation shall not be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or in the issuance or delivery of certificates for any number of one one-hundredths of a Preferred Share (or, following the occurrence of a Common Share Event, shares and/or similar units of Common Shares or other securities) in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a Preferred Share (and, following the occurrence of a Common Share Event, any shares and/or similar units of Common Shares or other securities) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Corporation's satisfaction that no such tax is due.

         (e) The Corporation shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Common Share Event on which theconsideration to be delivered by the Corporation upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities or (B) the Expiration Date. The Corporation will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Corporation may temporarily suspend the exercisability of the Rights in order to prepare and file such registration statement. Upon any such suspension, the Corporation shall issue a public announcement, in each case with simultaneous written notice to the Rights Agent, stating that the exercisability of the Rights has been temporarily suspended. The Corporation shall thereafter issue a public announcement, in each case with simultaneous written notice to the Rights Agent, at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained. The Rights Agent may assume that any Right exercised is permitted to be exercised under applicable law and shall have no liability for acting in reliance upon such assumption.

SECTION 10.              PREFERRED SHARES RECORD DATE; ETC.

         Each Person in whose name any certificate for any number of one one-hundredths of a Preferred Share (or, following the occurrence of a Common Share Event, shares and/or similar units of Common Shares or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Shares (or such shares and/or units of Common Shares or other securities, as the case may
be) represented thereby, and such certificate shall be dated, as of the date which is the later of (i) the date upon which the Right Certificate evidencing such Rights was duly surrendered or (ii) the date upon which payment of the Purchase Price (and any applicable transfer taxes) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (or units) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Corporation are open; and provided, further, that the Corporation covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate evidencing Preferred Shares, Common Shares or other securities shall be dated in accordance with this
Section 10), the holder of a Right Certificate, as such, shall not be entitled to any rights of a security holder of the Corporation with respect to securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Corporation, except as expressly provided herein.

SECTION 11.              ANTIDILUTION ADJUSTMENTS.

         The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a) (i) In the event that the Corporation shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in shares of Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine outstanding Preferred Shares into a smaller number of shares or (D)
issue, change or alter any shares of its beneficial interests in a reclassification or recapitalization or (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Corporation is the continuing or surviving entity) except as otherwise provided in Section 7(e) then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of Preferred Shares or other shares of beneficial interests issuable at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of Preferred Shares or other shares of beneficial interests which, if such Right had been exercised immediately prior to such time and at a time when the Preferred Shares register or other transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11 (a) (ii) hereof, the adjustment provided in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

              (ii)       In the event

                  (A) any  Acquiring  Person or any  Affiliate of any  Acquiring
              Person, at any time after the date of this Agreement, directly or indirectly (1) shall merge into the Corporation or otherwise combine with the Corporation, the Corporation shall be the continuing or surviving entity of such merger or combination and the Common Shares shall remain outstanding and no shares thereof shall be changed or otherwise transformed into stock or other securities of any other Person or the Corporation or cash or any other property, (2) shall, in one or more transactions, transfer any assets to the Corporation or any Subsidiary in exchange (in whole or in part) for shares of any class of its equity securities or for securities exercisable for or convertible into shares of any such class or otherwise obtain from the Corporation or any Subsidiary, with or without consideration, any additional shares of any such class or securities exercisable for or convertible into shares of any such class (other than as part of a pro rata distribution to all holders of such class), (3) shall sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of (in one transaction or a series of transactions), to, from or with the Corporation or any of the Corporation's Subsidiaries or any employee benefit plan maintained by the Corporation or any Subsidiary or any trustee or fiduciary with respect to such plan acting in such capacity, assets including securities on terms and conditions less favorable to the Corporation or such Subsidiary or plan than the Corporation or such Subsidiary or plan would be able to obtain through arm's-length negotiation with an unaffiliated third party (other than pursuant to a transaction set forth in Section 13(a) hereof),
              (4) shall engage in any transaction with the Corporation or such Subsidiary or plan not in the ordinary course of the Corporation's business involving the sale, purchase, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of assets having an aggregate fair market value of more than $500,000 (other than pursuant to a transaction set forth in Section 13(a) hereof), (5) shall receive any compensation from the Corporation or any of the Corporation's Subsidiaries other than compensation for full-time employment as a regular employee at rates in accordance with the Corporation's (or such Subsidiary's) past practices or (6) shall receive the benefit directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Corporation or any of its Subsidiaries or any employee benefit plan maintained by the Corporation or any Subsidiary or any trustee or fiduciary with respect to such plan acting in such capacity; or

                  (B) any Person (other than the Corporation,  any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, or any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan), alone or together with its Affiliates, shall, at any time after the Declaration Date, become the Beneficial Owner of 25% or more of the shares of Common Shares then outstanding other than pursuant to a transaction to which the provisions of Section 13(a) apply; or

                  (C) during such time as there is an  Acquiring  Person,  there shall be any reclassification of securities (including any combination thereof), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries, or any repurchase by the Corporation or any of its Subsidiaries of the Common Shares, or any other class or series of securities issued by the Corporation (whether or not with or into or otherwise involving an Acquiring Person or any Affiliate of an Acquiring Person), which has the effect, directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities or securities exercisable for or convertible into any class of equity securities of the Corporation or any of its Subsidiaries which is directly or indirectly beneficially owned by an Acquiring Person or any Affiliate of an Acquiring Person;

              then, and in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of an event described in this Section 11(a) (ii), such number of Common Shares as shall equal the result obtained by (x) multiplying an amount equal to the then current Purchase Price by an amount equal to the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of any such event, and dividing that product by (y) 50% of the current market price per Common

              Share of the Corporation (as defined in Section 11(d) hereof) determined as of the date of such first occurrence.

              (iii) In the event  that the  number of  Common  Shares  which are authorized by the Corporation's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with
Section  11(a)(ii)  hereof,  in lieu of issuing Common Shares in accordance with
Section 11(a)(ii) the Corporation shall (A) determine an amount (the "Excess Amount") equal to the excess of (1) the value (the "Current Value") of the Common Shares issuable upon the exercise of a Right in accordance with Section 11(a)(ii) hereof, over (2) the Purchase Price and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Corporation (including, without limitation, shares or units of preferred shares which the Directors of the Corporation have deemed, in good faith, to have the same value as a Common Share (such preferred shares hereinafter referred to as "Common Share Equivalents")), (4) debt securities of the Corporation, (5) other assets or (6) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Directors of the Corporation, in good faith, based upon the advice of a nationally recognized investment banking firm selected by the Directors of the Corporation; provided, however, subject to the provisions of Section 9(e), if the Corporation shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the first occurrence of a Common Share Event, then the Corporation shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, securities and/or assets which in the aggregate are equal to the Excess Amount. If the Directors of the Corporation shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be amended to the extent necessary, but not more than 90 days following the first occurrence of such a Common Share Event, in order that the Corporation may seek shareholder approval for the authorization of such additional shares (such 30-day period, as it may be extended to 90 days, is referred to herein as the "Substitution Period"). To the extent that the Corporation determines that some action is to be taken pursuant to the first and/or second sentences of this
Section 11(a)(iii), the Corporation (x) shall provide, subject to Section 7(e) hereof, that (except as shall be determined by a majority of the Continuing Directors) such action shall apply uniformly to all outstanding Rights which shall not have become null and void and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Corporation shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Corporation shall thereafter issue a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11 (a) (iii) , the value of the Common Shares shall be the current market price per Common Share (as determined pursuant to Section 11(d) hereof) on the date of the first occurrence of such a Common Share Event.

         (b) In the event the Corporation shall after the Declaration Date fix a record date for the issuance of any options, warrants or other rights to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or (i) shares having the same rights, privileges and preferences as the shares of any number of one one-hundredths of a Preferred Share ("Equivalent Preferred Shares") or (ii) securities convertible into Preferred Shares (or Equivalent Preferred Shares)), at a purchase price per share of Preferred Shares or Equivalent Preferred Shares (or having a conversion price per Preferred Share or Equivalent Preferred Share, if a security is convertible into Preferred Shares or Equivalent Preferred Shares) less than the current market price per share of Preferred Share (determined in accordance with Section 11(d) hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares and/or Equivalent Preferred Shares which the aggregate minimum offering price of the total number of one one-hundredths of a Preferred Share and/or per Equivalent Preferred Share so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the maximum number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, for purposes of this
Section 11(b) the value of such consideration shall be the fair market value thereof as determined in good faith by the Directors of the Corporation (which determination shall be described in an Officers' Certificate filed with the Rights Agent). Preferred Shares owned by or held for the account of the Corporation shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

         (c) In the event that the Corporation shall after the Declaration Date fix a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Corporation is the surviving or continuing entity) of evidences of indebtedness, cash (other than regular quarterly cash dividends), other property (other than a dividend payable in a number of one one-hundredths of a Preferred Share, but including any dividend payable in shares other than Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per Preferred Share (as defined in Section 11(d) hereof) determined as of such record date, less the fair market value, as determined in good faith by the Directors of the Corporation (which determination shall be described in an Officers' Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property and/or such subscription rights or warrants applicable to one Preferred Share and of which the denominator shall be such current market price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

         (d) For the purposes of any computation hereunder, the "current market price" per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Price of such security for the 20 consecutive Trading Days immediately prior to such date; provided, however, that in the event that the current market price per share of such security is determined during a period following or including the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of 20 Trading Days after (A) the ex-dividend date for such dividend or distribution, or (B) the record date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the "current market price" shall be the Closing Price of such security on the last day of such 20 Trading Day period. The term "Trading Day" shall mean a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day. For purposes of this Agreement, the "Closing Price" of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or, if such security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if such security is not so listed or admitted to trading, the last quoted price with respect to shares (or units) of such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Directors of the Corporation in good faith; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Directors of the Corporation (which determination shall be described in an Officers' Certificate filed with the Rights Agent); provided, however, that if the Closing Price of a Preferred Share as of any Trading Day cannot be reasonably determined by the foregoing provisions, the "Closing Price" of one one-hundredth of a Preferred Share on such Trading Day shall be the Closing Price of a Common Share on such Trading Day.

         (e) No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest (x) ten-thousandth of a Common Share or securities other than Preferred Shares or Equivalent Preferred Shares or (y) one-millionth of a Preferred Share or Equivalent Preferred Share. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 hereof shall be made no later than the earlier of
(i) three years from the date of the transaction which mandates the adjustment or (ii) the Expiration Date.

         (f) In the event that at any time, as a result of an adjustment made in respect of a Common Share Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Corporation other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11(a), (b),
(c), (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 11(d) and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

         (g) All Right Certificates originally issued by the Corporation subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

         (h) Unless the Corporation shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by
(y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (i) The Corporation may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten- thousandth) obtained by dividing (x) the Purchase Price in effect immediately prior to such adjustment by (y) the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i) the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Corporation, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

         (j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon exercise of such Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a Preferred Share and such number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

         (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares times a fraction the numerator of which is the number of one one-hundredths of a Preferred Share issuable upon exercise of the Rights and the denominator of which is one hundred, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a Preferred Share at such adjusted Purchase Price.

         (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one one-hundredths of a Preferred Share and other beneficial shares or securities of the Corporation, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other beneficial shares or securities of the Corporation, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

         (m) Anything in this Section 11 to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Directors acting in good faith (which resolution shall be conclusive on all concerned if approved by a majority of the Continuing Directors then in office), shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price thereof, issuance wholly for cash of Preferred Shares or other securities which by their terms are convertible into or exchangeable for Preferred Shares, share dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Corporation to the holders of its Preferred Shares, shall not be taxable to such holders or shall reduce the taxes payable by such holders.

         (n) The Corporation covenants and agrees that it shall not at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Corporation in a transaction which complies with Section 11(p) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Corporation in a transaction which complies with Section 11(p) hereof) or
(iii) sell or transfer (or permit any  Subsidiary to sell or  transfer),  in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets (taken at asset value as stated on the books of the Corporation determined in accordance with generally accepted accounting principles consistently applied) or earning power of the Corporation (on an individual basis) or the Corporation and its Subsidiaries (on a consolidated basis) to any other Person or Persons (other than the Corporation or any of its Subsidiaries in one or more transactions each of which complies with Section 11(p) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreement or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

         (o) Anything in this Agreement to the contrary notwithstanding, in the event that the Corporation shall at any time after the Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares,
(iii) combine the  outstanding  Common Shares into a smaller number of shares or
(iv) issue any of its beneficial shares in a reclassification of the outstanding Common Shares (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving entity), the number of Rights associated with each Common Share or other such beneficial shares then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share or other such beneficial shares following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

         (p) After the Distribution Date, the Corporation shall not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

SECTION 12.              CERTIFICATE OF ADJUSTMENTS.

         Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Corporation shall (a) promptly prepare an Officers' Certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares a copy of such Officers' Certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Shares) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such Officers' Certificate and on any adjustment therein contained, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers' Certificate.


SECTION 13.              CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS
                         OR EARNING POWER.


         In the event that, following the Share Acquisition Date, directly or indirectly, (a) the Corporation shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Corporation in a transaction which complies with Section 11(p) hereof), and the Corporation shall not be the continuing or surviving entity of such consolidation or merger, (b) any Person (other than a Subsidiary of the Corporation in a transaction which complies with Section 11(p) hereof) shall consolidate with, or merge with and into the Corporation, the Corporation shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares of the Corporation shall be changed or otherwise transformed into stock or other securities of any other Person or the Corporation or cash or any other property or (c) the Corporation shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions assets or earning power aggregating more than 50% of (A) the assets (taken at asset value as stated on the books of the Corporation and determined in accordance with generally accepted accounting principles consistently applied) or (B) the earning power, of the Corporation (on an individual basis) or the Corporation and its Subsidiaries (on a consolidated basis) to any other Person or Persons (other than the Corporation or any of its Subsidiaries in one or more transactions each of which complies with Section 11(p)), then, from and after such event, proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable in accordance with the terms of this Agreement, such number of shares of validly authorized and issued, fully paid and non-assessable Common Stock of such other Person (or, in the case of a transaction described in clause

(b) above in which no Common Shares are changed or otherwise transformed into stock or other securities of any other Person, the Corporation, or, in the case of a transaction or series of transactions described in clause (c) above, the Person receiving the greatest amount of assets or earning power of the Corporation), not subject to any loans, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the Purchase Price in effect immediately prior to the first occurrence of any Common Share Event by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to such first occurrence (and without taking into account any prior adjustment made pursuant to Section 11(a)(ii)) and dividing that product by (y) 50% of the current market price (as defined in Section 11(d) hereof) per Common Stock of such other Person determined as of the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Corporation pursuant to this Agreement; (iii) the term "Corporation" shall thereafter be deemed to refer to such issuer, it being specifically intended that the provisions of Section 11 hereof (other than Section 11(a)(ii) hereof) shall apply only to such issuer following the first occurrence of a Common Share Event under this Section 13; (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Common Share Event described in clauses (a), (b) or (c) of this Section 13. In connection with any Common Share Event described in Section 13(a), (b) or (c) involving the Corporation and any other Person, if the Common Stock of such other Person (the "Other Person") is not at such time and has not been continuously over the preceding twelve-month period registered under
Section 12 of the Exchange Act ("Registered Common Stock") or the Other Person is not a corporation, then the Rights (in lieu of being exercisable for the Common Stock of the Other Person) shall become exercisable for the Common Stock of one of the following different Persons:

                         (1)  if  the  Other  Person  is a  direct  or  indirect
subsidiary of a Person that has Registered Common Stock outstanding, then the Rights shall become exercisable for the Common Stock of such Person;

                         (2)  if  the  Other  Person  is a  direct  or  indirect
Subsidiary of a Person (but is not a direct or indirect Subsidiary of a Person which has Registered Common Stock outstanding), then the Rights shall become exercisable for the Common Stock of the ultimate parent entity of the Other Person;

                         (3) if the  Other  Person  is  directly  or  indirectly
controlled by more than one Person, and one or more of such Persons has Registered Common Stock outstanding, then the Rights shall become exercisable for the Common Stock of whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

                         (4) if the  Other  Person  is  directly  or  indirectly
controlled by more than one Person, and none of such Persons has Registered Common Stock outstanding, then the Rights shall become exercisable for the Common Stock of whichever ultimate parent entity is the corporation having the greatest stockholders equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

The Corporation shall not consummate any such consolidation, merger, sale or transfer unless (i) such issuer shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance as will permit the exercise in full of the Rights in accordance with this
Section 13 and (ii) prior thereto the Corporation and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing and further providing that as soon as practicable after the date of any Common Share Event described above in this Section 13 such issuer will (A) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and cause such registration statement to (I) become effective as soon as practicable after such filing and (II) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date and take such action as may be required to ensure that any acquisition of such Common Stock upon the exercise of the Rights complies with any applicable state security or "blue sky" laws and (B) will deliver to holders of the Rights historical financial statements of such issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act. Furthermore, in case the Person which is to be party to a transaction referred to in this Section 13 has any provision in any of its authorized securities or in its charter or by-laws or other agreement or instrument governing its affairs, which provision would have the effect of (i) causing such Person to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Person at less than the then current market price per share thereof (as defined in Section 11(d) hereof), or to issue securities exercisable for, or convertible into, Common Stock of such Person at less than such then current market price (other than to holders of Rights pursuant to this Section
13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of Common Stock of such Person pursuant to the provisions of this Section 13; then, in such event, the Corporation hereby agrees with each holder of the Rights that it shall not consummate any such transaction unless prior thereto the Corporation and such Person shall have executed and delivered to the Rights Agent a supplemental agreement providing that such provision in question shall have been cancelled, waived or amended or that the authorized securities shall be redeemed so that it will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Common Share Event described in this Section 13 shall occur at any time after the occurrence of a Common Share Event described in Section 11(a)(ii) hereof, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

         The Rights Agent may rely and be fully protected in relying upon a certificate of the Corporation stating that the provisions of this Section 13 have been fulfilled. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Rights Agent must be obtained in connection with any supplemental agreement which alters the rights or duties of the Rights Agent.

SECTION 14.              FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

         (a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, there may, at the option of the Corporation, be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a) the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

         (b) The Corporation shall not be required to issue fractions of shares of its beneficial interests upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than, in each case with respect to Preferred Shares or Equivalent Preferred Shares, fractions which are integral multiples of one one-hundredth of a Preferred Share or Equivalent Preferred Share, as the case may be). In lieu of fractional shares, there may, at the option of the Corporation, be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of its beneficial interests. For purposes of this Section 14(b), the current market value of a share of such beneficial interests shall be the Closing Price of such shares of beneficial interests for the Trading Day immediately prior to the date of such exercise.

         (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or (except as provided in Section 14(b) hereof) any fractional share upon exercise of a Right.

SECTION 15.              RIGHTS OF ACTION.

         Excepting the rights of action given the Rights Agent under Section 18 hereof, all rights of action in respect of this Agreement are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the holder of any other Right, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights in the manner provided in such Right Certificate and in this Agreement, and the Corporation hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys' fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

SECTION 16.              AGREEMENT OF RIGHT HOLDERS.

         Every holder of a Right by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of a Right that:

         (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

         (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

         (c) the Corporation and the Rights Agent may deem and treat the person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates, or, prior to the Distribution Date, the associated Common Share certificates, made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary; and

         (d) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Corporation must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned.

SECTION 17.              RIGHT CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER.

         No holder, as such, of any Right shall be entitled to vote, receive dividends or otherwise be deemed for any purpose the holder of any securities of the Corporation which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Corporation or any right to vote in the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

SECTION 18.              CONCERNING THE RIGHTS AGENT.

         The Corporation agrees to pay to the Rights Agent such compensation as shall be agreed in writing between the Corporation and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses (including reasonable attorneys' fees and expenses) of defending against any claim of liability for any of the foregoing.

         The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for any number of one one-hundredths of a Preferred Share or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, opinion, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper person or persons.

         The provisions of this Section 18 shall survive the expiration of the Rights and the termination of this Agreement.

SECTION 19.              MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS
                         AGENT.

         Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent shall be a party, or any corporation succeeding to all or substantially all the stock transfer or shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement and any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

SECTION 20.              DUTIES OF RIGHTS AGENT.

         The Rights Agent undertakes only the duties and obligations expressly imposed upon it by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

         (a) The Rights Agent may consult with legal counsel of its selection (who may be legal counsel to the Corporation), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an "Officers' Certificate") signed by the Chairman of the Corporation, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation and delivered to the Rights Agent, provided, however, that so long as any Person is an Acquiring Person hereunder, such Officers' Certificate shall be signed and delivered by a majority of the Continuing Directors; and such Officers' Certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such Officers' Certificate.

         (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature on such Right Certificate) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Corporation only.

         (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedures (except with respect to the exercise of Rights evidenced by Right Certificates after the Rights Agent's actual receipt of an Officers' Certificate describing any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any number of one one-hundredths of a Preferred Share, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid and nonassessable, nor shall the Rights Agent be responsible for the legality of the terms hereof in its capacity as an administrative agent.


         (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments. and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Corporation, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Corporation, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Corporation may, at the option of the Rights Agent, set forth in writing, any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Rights Agreement and the date on and/or after which such action shall be taken or omitted, and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer of the Corporation actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or omitting any such action, the Rights Agent has received in response to such application written instructions specifying the action to be taken or omitted.

         (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other entity.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection thereof.

         (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Corporation.

         (l) In addition to the foregoing, the Rights Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of election to purchase attached hereto unless the Rights Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

         (m) The Corporation agrees to give the Rights Agent prompt written notice of any event or ownership which would prohibit the exercise or transfer of the Right Certificates.

SECTION 21.              CHANGE OF RIGHTS AGENT.

         The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Corporation and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail. The Corporation may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent, to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the Rights Agent or the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights

Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation organized and doing business under the laws of the United States, the State of New York (or of any other State of the United States so long as such corporation is authorized to do business as a banking institution in the state of New York), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.              ISSUANCE OF NEW RIGHT CERTIFICATES.

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Directors of the Corporation to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or beneficial interests or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

SECTION 23.              REDEMPTION AND TERMINATION.

         The Continuing Directors then in office may, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the date any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, or any Person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such plan), alone or together with its Affiliates, shall, at any time after the Declaration Date, become the Beneficial Owner of 25% or more of the shares of Common Shares then outstanding, or (ii) the Expiration Date, at their option, upon the affirmative vote or written consent of not less than a majority of such Continuing Directors redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any share split, share dividend, combination of Common Shares or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, if the Corporation is then restricted or prohibited from paying the Redemption Price in cash, then the Corporation may, at its option, pay the Redemption Price by delivery of such other consideration, including without limitation, Common Shares or units of Common Shares and/or other securities, or other property or assets of the Corporation, or a combination thereof, as a majority of the Continuing Directors determine in their sole discretion to be a fair and equivalent Redemption Price, which determination shall be final and binding. Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). Within 10 days after such action ordering the redemption of all of the Rights, the Corporation shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of an event described in Section 11(a)(ii) until such time as the Corporation's right of redemption hereunder has expired.

SECTION 24.              NOTICE OF PROPOSED ACTIONS.

         In case the Corporation shall propose (a) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), or (b) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred
Shares or beneficial shares of any class or any other securities, rights or options, or (c) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (d) to effect any consolidation or merger into or with any other Person other than a Subsidiary of the Corporation in a transaction which complies with Section 11(p) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of (A) the assets (determined on the basis of the net asset value thereof as reflected on the books of the Corporation and in accordance with generally accepted accounting principles consistently applied) or (B) the earning power, of the Corporation (on an individual basis) or of the Corporation and its Subsidiaries (on a consolidated basis) to, any other Person (other than the Corporation or any of its Subsidiaries in one or more transactions each of which complies with
Section 11(p) hereof) or (e) to effect the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall give to the Rights Agent and each holder of a Right, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such dividend, distribution of rights, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty days prior to the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares whichever shall be the earlier, provided, however, no such notice shall be required pursuant to this Section 24, if any Subsidiary of the Corporation effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earnings power to any other Subsidiary or the Corporation. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Corporation or the vote upon any such action.

         In case any Common Share Event described in Section 11(a)(ii) hereof shall occur, then, in any such case, the Corporation shall as soon as practicable thereafter give to the Rights Agent and each holder of a Right Certificate in accordance with Section 25 hereof, a notice of the occurrence of such Common Share Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

         Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date a filing by the Corporation with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Corporation, including the Rights, for purposes of this Agreement and no other notice need be given.

SECTION 25.              NOTICES.

         Notices or demand authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to the Corporation shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                         HRE PROPERTIES, INC.
                         321 Railroad Avenue
                         Greenwich, Connecticut 06830
                         Attention:  President

         Subject to the provisions of Sections 19 and 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Corporation or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

                         THE BANK OF NEW YORK
                         101 Barclay Street, Floor 12 West
                         New York, New York 10286
                         Attention:  Stock Transfer Administration

Notices or demands authorized by this Agreement to be given or made by the Corporation or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Corporation.

SECTION 26.              SUPPLEMENTS AND AMENDMENTS.

         Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Continuing Directors then in office may, upon the affirmative vote or written consent of not less than a majority of such Continuing Directors, supplement or amend any provision of this Agreement from time to time without the approval of any holders of certificates representing Common Shares. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Continuing Directors then in office may, upon the affirmative vote or written consent of not less than a majority of such Continuing Directors, supplement or amend this Agreement from time to time without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which such Continuing Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, an Affiliate of an Acquiring Person or a Disqualified Transferee); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, any time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price, changes the Expiration Date, changes the manner of calculating the Purchase Price, decreases the Purchase Price other than pursuant to Section 11 hereof, decreases the number of one one-hundredths of a Preferred Share for which a Right is exercisable or affects any right vested in the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Corporation which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Rights Agent shall execute such supplement or amendment. The Rights Agent shall join with the Corporation in the execution and delivery of any such supplement or amendment, unless such supplement or amendment affects any of the rights, duties or obligations of the Rights Agent hereunder, in which case the Rights Agent may, but shall not be required to, join in such execution and delivery.

SECTION 27.              SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 28.              DETERMINATION AND ACTIONS BY THE DIRECTORS; ETC.

         The Directors of the Corporation shall have the exclusive power and authority to administer this Agreement and exercise all rights and powers specifically granted to the Directors, or to the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Directors in good faith and with the concurrence of a majority of the Continuing Directors then in office shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Director to any liability to the holders of the Rights.

SECTION 29.              BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the associated Common Shares) any legal or equitable right, remedy or claim under this Agreement or the Rights; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the registered holders of the Rights (and, prior to the Distribution Date, the associated Common Shares).

SECTION 30.              GOVERNING LAW.

         This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of The State of New York and for all purposes shall be governed by and construed in accordance with the laws of said state applicable to contracts to be made and performed entirely within said state.

SECTION 31.              COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 32.              DESCRIPTIVE HEADINGS.

         Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 33.              SEVERABILITY.

         The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


                                           HRE PROPERTIES, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           THE BANK OF NEW YORK, as Rights Agent


                                           By:
                                              ----------------------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                             ARTICLES SUPPLEMENTARY

                                       OF

                              HRE PROPERTIES, INC.

         HRE Properties, Inc., a Maryland corporation (the "Corporation"), certifies as follows:

         FIRST: Under the authority contained in Section 7.2 of the charter of the Corporation, the Board of Directors of the Corporation on March ___, 1997, classified 150,000 shares of the Preferred Stock of the Corporation as the "Series A Participating Preferred Shares."

         SECOND: A description of the Series A Participating Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Preferred Shares" (the "Series A Shares") and the number of shares constituting such series shall be 150,000.

         Section 2.      Dividends and Distributions.

                         (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Shares ranking prior and superior to the Series A Shares with respect to dividends, the holders of Series A Shares shall be entitled to receive, when, as and if declared by the Directors out of funds legally available for the purpose, quarterly dividends payable in cash to holders of record on the 15th day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Shares, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $.25 or (b) subject to the provision for adjustment set forth in Section 7 hereof, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the common stock of the Corporation (the "Common Shares") since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Shares.


                                      -A-1-

                         (B) The Corporation shall declare a dividend or distribution on the Series A Shares as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in shares of or subdivision with respect to Common Shares); provided however, that, in the event no dividend or distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.25 per share on the Series A Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Shares in an amount less than the total amount of all such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Directors may fix a record date for the determination of holders of shares of Series A Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Shares shall have the following voting rights:

                         (A) Subject to the provision for adjustment set forth in Section 7 hereof, each share of Series A Shares shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.

                         (B) Except as otherwise provided herein, in the charter of the Corporation (the "Charter") or bylaws, the holders of shares of Series A Shares and the holders of shares of Common Shares shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                         (C)

                           (i) If at the time of any annual meeting of stockholders for the election of Directors a default in preferred dividends (as hereinafter defined) shall exist, the holders of shares of Preferred Shares voting separately as a class without

                                      -A-2-
                         regard to series (with each share of Preferred Shares being entitled to that number of votes to which it is entitled on matters submitted to stockholders generally, or, if it is not entitled to vote with respect to such matters, to one vote), shall have the right to elect two members of the Directors of the Corporation. The holders of Common Shares shall not be entitled to vote in the election of the two Directors so to be elected by the holders of shares of Preferred Shares. Any Director elected by the holders of shares of Preferred Shares, voting as a class as aforesaid, shall continue to serve as such Director for the full term for which he shall have been elected notwithstanding that prior to the end of such term a default in preferred dividends shall cease to exist. If, prior to the end of the term of any Director elected by the holders of the Preferred Shares, voting as a class as aforesaid, a vacancy in the office of such Director shall occur by reason of death, resignation, removal or disability, or for any other cause, such vacancy shall be filled for the unexpired term in the manner provided in the Charter, provided that, if the Charter provides that such vacancy shall be filled by election by the stockholders at a meeting thereof, the right to fill such vacancy shall be vested in the holders of Preferred Shares, voting as a class as aforesaid, unless in any such case, no default in preferred dividends shall exist at the time of such election.

                           (ii) For the  purposes  of  paragraph  (C)(i) of this
                         Section 3, a default in preferred dividends shall be deemed to have occurred whenever the amount of dividends in arrears upon any series of Preferred
                         Shares shall be equivalent to six full quarterly dividends or more and, having so occurred, such default in preferred dividends shall be deemed to exist thereafter until all accrued dividends on all shares of Preferred Shares then outstanding shall have been paid to the end of the last preceding quarterly dividend period. Nothing herein contained shall be deemed to prevent an amendment of the Charter or the bylaws, in the manner therein provided, which shall increase the number of Directors so as to provide as additional places on the Board of Directors either or both the director positions to be filled by the two Directors so to be elected by the holders of the Preferred Shares or to prevent any other change in the number of directors of the Corporation.

                         (D) Except as set forth herein, holders of Series A Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

         Section 4.                 Certain Restrictions.

                         (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Shares as provided in Section 2 are in arrears, thereafter and until
                                      -A-3-
         all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Shares outstanding shall have been paid in full, the Corporation shall not

                           (i) declare or pay dividends on, make any other distribution on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Shares;

                           (ii) declare or pay dividends on or make any other distributions of any shares of capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Shares, except dividends paid ratably on the Series A Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire such parity shares in exchange for any shares of capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Shares; or

                           (iv) purchase or otherwise  acquire for consideration
                         any shares of Series A Shares, or any shares of capital stock ranking on a parity with the Series A Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Directors) to all holders of such shares upon such terms as the Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                         (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5.                 Liquidation, Dissolution or Winding Up.

                         (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Shares unless, prior thereto, the holders of shares of Series A Shares shall have
                                      -A-4-
         received $100 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Shares unless, prior thereto, the holders of shares of Common Stock (which term shall include, for the purposes only of this Section 5, any series of the Corporation's Preferred Shares ranking on a parity with the Common Shares upon liquidation, dissolution or winding up) shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in Section 7 hereof to reflect such events as share splits, share dividends and recapitalizations with respect to the Common Shares; such number in clause (ii), the "Adjustment Number"). In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Shares. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Shares and Common Shares, respectively, holders of Series A Shares and holders of shares of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series A Shares and Common Shares, on a per share basis, respectively.

                         (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Series A Shares, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

         Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Series A Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment set forth in Section 7 hereof) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged.

         Section 7. Certain Adjustments. In the event the Corporation shall at any time declare or pay any dividend on Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of shares of Common Shares, then, in each such case, the amounts set forth in Sections 2(A), 3(A), 5(A) and 6 hereof with respect to the multiple of (i) cash and non-cash dividends, (ii) votes, (iii) the Series A Liquidation Preference and (iv) an aggregate amount of stock, securities, cash and/or other property referred to in Section 6 hereof, shall be adjusted by multiplying such amount by a fraction the

                                      -A-5-
numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

         Section 8. Ranking. The Series A Shares shall rank pari passu with (or if determined by the Directors in any vote establishing any other series of Preferred Shares, either senior or preferred to or junior and subordinate to as the case may be) each other series of Preferred Shares of the Corporation with respect to dividends and/or preference upon liquidation, dissolution or winding up.

         Section  9.  Redemption.  Series  A  Shares  may  be  redeemed  by  the
Corporation at such times and on such terms as may be agreed to between the Corporation and the redeeming stockholder, subject to any limitations which may be imposed by law or the Charter.

         Section 10. Amendment. The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Shares so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Shares, if any, voting together as a single class.

         Section 11. Fractional Share. Series A Shares may be issued by fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Shares.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf on this ___th day of _____________, 1997, by its President who acknowledges that these Articles Supplementary are the act of the Corporation and that to the best of his knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles Supplementary are true in all material respects.



ATTEST:                                   HRE PROPERTIES, INC.



________________________                  By:  ________________________ (SEAL)
James R. Moore                                 Willing L. Biddle
Secretary                                      President

                                      -A-6-

                                                                       EXHIBIT B

                            FORM OF RIGHT CERTIFICATE

Certificate No. R-                                              _________ Rights

          NOT EXERCISABLE AFTER NOVEMBER 13, 1998 OR EARLIER UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT OR IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, AT $.01 PER RIGHT (PAYABLE IN CASH OR OTHER CONSIDERATION) ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OF AN ACQUIRING PERSON (AS EACH SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

                                Right Certificate

                              HRE PROPERTIES, INC.

         This certifies that ___________________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of March 12, 1997 (the "Rights Agreement") between HRE Properties, Inc., a Maryland corporation (the "Corporation"), and The Bank of New York (the "Rights Agent"), to purchase from the Corporation at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on November 13, 1998 (the "Expiration Date"), except as hereinafter provided, at the office of the Rights Agent, designated for such purpose, one one-hundredth of a fully paid nonassessable share of the Series A Participating Preferred Shares, par value $.01 per share ("Preferred Shares"), of the Corporation, at a purchase price of $65 per each one one-hundredth share (the "Purchase Price") upon presentation and surrender of this Right Certificate with the Form of Election to Purchase set forth on the reverse side hereof and the certificate contained therein duly executed. The number of Rights evidenced by this Right Certificate (and the number of one-hundredths of a share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 12, 1997, based on the shares of Preferred Shares of the Corporation as constituted at such date.

---------------------------

    * The portion of the legend in brackets shall be inserted only if applicable.

                                      -B1-

         As provided in the Rights Agreement, the Purchase Price and the number of Preferred Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

         In the circumstances described in Section 11(a)(ii) of the Rights Agreement, the securities issuable upon the exercise of the Rights evidenced hereby shall be the Common Shares and/or other securities of the Corporation. In the circumstances described in Section 13 of the Rights Agreement, the securities issuable upon the exercise of the Rights evidenced hereby shall be the common stock or similar equity securities of an entity other than the Corporation.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Corporation and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the designated office of the Rights Agent and may be obtained by the holder of any Rights upon written request to the Rights Agent.

         This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, with the Form of Election to Purchase and the certificate set forth on the reverse side hereof duly executed, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at any time at a redemption price of $.01 per Right, payable in cash or other consideration as set forth in the Rights Agreement (which amount is subject to adjustment as provided in the Rights Agreement.)

         No fractional Preferred Shares (or other securities) will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are an integral multiple of one one-hundredth of a share of Preferred Shares), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Corporation which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any

                                      -B2-
actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

         WITNESS  the  facsimile   signature  of  the  proper  officers  of  the
Corporation. Dated as of March 12, 1997.

                                       HRE PROPERTIES, INC.


                                       By:
                                          ----------------------
                                       Name:
                                       Title:
-------

ATTEST:

[Seal]


-----------------------------------
Name:
Title:

Countersigned:

THE BANK OF NEW YORK, as Rights Agent

BY:
   --------------------------------

Name:
Authorized Signatory

Date of Countersignature:


                                      -B3-

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate.)

   FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto __________________________________________________________________________

________________________________________________________________________________
                  (Please print name and address of transferee)

________________________________________________________________________________

whose social security or tax identification number  is:____________,  the Rights evidenced by this Right Certificate, together with all right, title and interest

herein,    and    does    hereby    irrevocably     constitute    and    appoint

____________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: _______________________, 19___.


                                            ________________________________

                                            Signature

                                                    (Signatures to the foregoing
                                                   Assignment must correspond to
the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:


                                      -B4-

                          FORM OF ELECTION TO PURCHASE

             (To be executed if holder desires to exercise the Right
                                  Certificate.)

To HRE Properties, Inc.:

         The undersigned hereby irrevocably elects to exercise ___________________________ Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number:_______________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:_______________________




________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________



Dated:______________________, 19___





                                      -B5-

                                   _____________________________________________


                                   Signature

                                   (Signatures to the foregoing Election to Purchase and the following certificate must conform in all respects to name of holder as specified on the face of this Right Certificate)


Signature Guaranteed:


                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate of any such Acquiring Person (as each such term is defined in the Rights Agreement); and


         (2) After due inquiry and to the best knowledge of the undersigned,  it
(i) [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate after the occurrence of a Common Share Event (as defined in the Rights
Agreement) from any Person who is, was or became an Acquiring Person or an Affiliate of an Acquiring Person and (ii) is not otherwise a Disqualified Transferee (as defined in the Rights Agreement).


Dated:______________________, 19___          ___________________________________

                                                           Signature













                                      -B6-